SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549
                            _________________________


                                    FORM 8-A


                   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                         ADDVANTAGE TECHNOLOGIES GROUP, INC.

                (Exact name of registrant as specified in its charter)


         Oklahoma                                         73-1351610
________________________________________      _________________________________
(State of incorporation or organization)      (IRS Employer Identification No.)


1605 E Iola, Broken Arrow, OK                                         74012
_________________________________________________________           __________
(Address of principal executive offices)                            (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                      Name of each exchange on which
     to be so registered                      each class is to be registered
     -------------------                      ------------------------------

     Common Stock                             American Stock Exchange


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement
  file number to which this form relates:                         33-39902-FW
                                                                  -----------

Securities to be registered pursuant to Section 12(g) of the Act:

                                    None
                              ----------------
                              (Title of Class)




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Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

     The description of the Registrant's common stock, par value $0.01 per share (the "Common Stock"), registered hereby is incorporated by reference to the description of Common Stock set forth in the Registrant's Form SB-2 Registration Statement, No. 33-39902-FW, as amended by that certain post-effective amendment on Form SB-2 declared effective by the Securities and Exchange Commission (the "Commission") on June 12, 1996, and including any amendment or report filed for the purposes of updating such description, and as amended by any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2.  Exhibits.  The following exhibits are filed herewith:

       1. Certificate of Incorporation, as amended, of the Registrant (incorporated by reference from Exhibit 3.1 to the Registrant's Form 10-KSB for the fiscal year ended September 30, 2002, filed on January 10, 2003).

       2. Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registrant's Form 10-KSB for the fiscal year ended September 30, 2002, filed on January 10, 2003).


                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 21, 2003.

                                          ADDVANTAGE TECHNOLOGIES GROUP, INC.


                                          By: /s/ Kenneth A. Chymiak
                                          -----------------------------------
                                          Kenneth A. Chymiak,
                                          President














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